SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 17, 2006

ROTONICS MANUFACTURING INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-9429	36-2467474
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17022 S. Figueroa Street, Gardena, California	90248
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (310) 538-4932

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.	Results of Operations and Financial Condition.

The following information is disclosed pursuant to Item 2.02 of Form 8-K:

On April 17, 2006, the Registrant issued a press release announcing its unaudited financial results for the three months and nine months ended March 31, 2006.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.		Financial Statements, Pro Forma Financial Information and Exhibits.

	(d)	Exhibits

	99.1	Press release dated April 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                Rotonics Manufacturing Inc.

Date: April 17, 2006	By:	/s/ Sherman McKinniss
Sherman McKinniss, President

EXHIBIT INDEX

99.1	Press release dated April 17, 2006.